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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

        Date of Report (Date of earliest event reported): OCTOBER 8, 2003

                          DYNAMICS RESEARCH CORPORATION
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                     1-7348                 042-2211809
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

                                60 FRONTAGE ROAD
                                ANDOVER, MA 01810
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (978) 475-9090


          (former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits
              --------

              NUMBER            DESCRIPTION

                  99.1 Dynamics Research Corporation press release dated October 8, 2003.



ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On October 8, 2003, Dynamics Research Corporation issued a press release to announce a conference call to discuss a potential filing of a civil complaint by the U.S. Attorney's Office in Boston. A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

           The information provided in this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DYNAMICS RESEARCH CORPORATION
                                  (Registrant)

Date: October 8, 2003             By: /s/ David Keleher
                                     ------------------------------------------
                                                  David Keleher
                                     Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          EXHIBIT NAME                               LOCATION

99.1            Dynamics Research Corporation              Furnished herewith *
                press release dated October 8, 2003.

* Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.